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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                      --------



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                 July 25, 2000



                          CAPROCK COMMUNICATIONS CORP.
                          ----------------------------
               (Exact name of registrant as specified in its charter)

          Texas                     0-24581                   75-2765572
   -------------------         -----------------           -----------------
    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


                         15601 DALLAS PARKWAY, SUITE 700
                                DALLAS, TEXAS  75248
                         -------------------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (972) 982-9500
                                                            --------------

                                      N/A
                                 --------------
            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          On July 27, 2000, a shareholder class action lawsuit was filed in the United States District Court for the Northern District of Texas on behalf of all purchasers of the Company's Common Stock during the period between April 28, 2000 and July 6, 2000 (Hector Alfaro, On Behalf of Himself and All Others Similarly Situated v. Caprock Communications Corp., et al. (Civil Action No. 3:00CV1613R). The named defendants include the Company and certain officers and directors of the Company. The complaint alleges violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder by making untrue statements of material fact and omitting to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The plaintiff seeks monetary damages plus interest. The Company intends to defend the suit vigorously in all aspects.

          See also Exhibits 20.1 and 20.2 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits.

               20.1  Press Release, dated July 25, 2000.

               20.2  Press Release, dated August 1, 2000.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPROCK COMMUNICATIONS CORP.


August 3, 2000                     By:    /s/ LEO J. CYR
                                      ---------------------------
                                          Leo J. Cyr
                                          President and
                                          Chief Operating Officer


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                                   EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

20.1                      Press Release, dated July 25, 2000
20.2                      Press Release, dated August 1, 2000